UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 17, 2017
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One St. Paul’s Churchyard London, EC4M 8AP United Kingdom
(Address of principal executive offices)

+44 203429-3950
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K originally filed by TechnipFMC plc (the “Company” or “TechnipFMC”) on January 17, 2017 (the "Original Form 8-K"), pursuant to the terms of the Business Combination Agreement, dated as of June 14, 2016 (as amended, the “Business Combination Agreement”), providing for a business combination (the "Transaction") among FMC Technologies, Inc., a Delaware corporation (“FMCTI”), Technip S.A., a French société anonyme (“Technip”), and the Company, (i) Technip merged with and into the Company, with the Company surviving the merger, and immediately thereafter, (ii) a wholly-owned indirect subsidiary of the Company merged with and into FMCTI, with FMCTI surviving as a wholly-owned subsidiary of the Company.

This amendment to the Original Form 8-K is being filed by TechnipFMC solely for the purpose of amending and supplementing Item 9.01 of the Original Form 8-K to present (i) audited consolidated financial statements of FMCTI, which are filed as an exhibit hereto, (ii) unaudited pro forma condensed combined financial information of TechnipFMC in connection with the Transaction, which is filed as an exhibit hereto and (iii) audited consolidated financial statements of Technip, which are filed as an exhibit hereto.

Item 2.02	Results of Operations and Financial Conditions

On February 24, 2017, the Company released unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2016, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Audited consolidated financial statements of FMCTI as of December 31, 2016 and 2015 and for the three-year period ended December 31, 2016, together with the related notes to the financial statements, are attached hereto and filed as Exhibit 99.1.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of TechnipFMC as of and for the year ended December 31, 2016, together with the related notes to the financial information, are attached hereto and filed as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Maryann T. Mannen
Dated: February 24, 2017	Name: Maryann T. Mannen
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated financial statements of FMC Technologies, Inc. as of December 31, 2016 and 2015 and for the three-year period ended December 31, 2016.

99.2	Unaudited pro forma condensed combined financial information of TechnipFMC as of and for the year ended December 31, 2016.

99.3	Audited consolidated financial statements of Technip S.A. as of December 31, 2016, 2015 and 2014 and for the three-year period ended December 31, 2016.